UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

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☑ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

TAURIGA SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑  No fee required

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TAURIGA SCIENCES, INC.
39 Old Ridgebury Road
Danbury, Connecticut 06180

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 3, 2014

To the stockholders of Tauriga Sciences, Inc.:

The Special Meeting of Stockholders of Tauriga Sciences, Inc. (the “Company”) will be held at the offices of Nixon Peabody at 555 West Fifth Street, 46 Floor, Los Angeles, California 90013 on June 3, 2014, at 9:00 A.M., Pacific Standard Time, for the following purposes:

1.      To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 1,000,000,000 shares to 1,800,000,000 shares (the “Proposal”); and

2.      To consider and transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors unanimously recommends that you vote to approve the Proposal.

Only stockholders of record at the close of business on April 24, 2014 are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof.  Whether or not you expect to attend the Special Meeting, we encourage you to vote your shares as soon as possible.  Please sign, date and mail the included proxy card in the envelope provided.  It is important that your shares be represented at the Special Meeting, whether your holdings are large or small.

By Order of the Board of Directors,

Dr. Stella M. Sung, Chief Executive Officer and Member of the Board of Directors

May __, 2014

Important Notice Regarding the Availability Of Proxy Materials
for the Special Meeting of Stockholders Meeting To Be Held On June 3, 2014.

Our Proxy Statement for the Special Meeting and Annual Report to Stockholders for fiscal 2012 are available on Tauriga Sciences, Inc.'s website at www.taurigasciences.com under “Investor.”

You may also request hard copies of these documents free of charge by writing to:

Tauriga Sciences, Inc.
39 Old Ridgebury Road
Danbury, Connecticut 06180
Attention: Corporate Secretary

Table of Contents

General Information	1
About the Special Meeting	1
Voting Procedures	1
Other	2
Proposal: Approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 1,000,000,000 shares to 1,800,000,000 shares	3
Securities Beneficially Owned by Management and Principal Stockholders	4
Stockholder Proposals	4
Householding of Meeting Materials	5
Availability of Certain Documents	5
Other Matters	5

TAURIGA SCIENCES, INC.
39 Old Ridgebury Road
Danbury, Connecticut 06180

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 3, 2014

About the Special Meeting

This Proxy Statement and accompanying proxy are being furnished to the stockholders of Tauriga Sciences, Inc. (the “Company”) on or about May __, 2014 in connection with the solicitation of proxies on behalf of the board of directors of the Company for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on June 3, 2014 at the time and  place and for the purposes set forth in the accompanying Notice of Special Meeting, and at any adjournments or postponements of that meeting.  This Proxy Statement is also available on the Company’s website at www.crystal-clean.com.

We are asking stockholders to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 1,000,000,000 shares to 1,800,000,000 shares (the “Proposal”), and to consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Voting Procedures

Voting Rights   Only stockholders who owned our Common Stock at the close of business on April 24, 2014 (the “record date”) may attend and vote at the Special Meeting.  On the record date, 611,138,711 shares of Common Stock were outstanding.  Stockholders are entitled to one vote per share of Common Stock that they own as of the record date on each matter that may properly come before the Special Meeting.

If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you.  As the stockholder of record, you have the right to grant your voting proxy directly to us, or to vote in person at the Special Meeting.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Special Meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting, unless you request, complete and deliver a legal proxy from your broker, bank or nominee.  Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Quorum.   The presence, in person or by properly executed proxy, of a majority of the outstanding Common Stock on the record date is necessary to constitute a quorum at the Special Meeting.  If a quorum is not present at the time the Special Meeting is convened, the Company may adjourn or postpone the Special Meeting.  Shares that are represented at the Special Meeting but abstain from voting on any or all matters and “broker non-votes” will be counted as shares present and entitled to vote in determining the presence of a quorum.  A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote on the non-routine matter.  Under the rules and regulations of the primary trading markets applicable to most brokers, the Proposal is considered a routine matter on which a broker will have the discretion to vote even if instructions are not received from the beneficial owner.

The inspector of election appointed for the Special Meeting will determine the number of shares of our Common Stock present at the Special Meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots.

Required Vote.   The affirmative vote of holders of fifty percent (50%) of all outstanding shares of Common Stock entitled to vote thereon and present at the meeting assuming quorum is achieved will be required for the approval of the Proposal. Abstentions and broker non-votes will have the effect of a vote against this Proposal.

All Common Stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not properly revoked will be voted at the Special Meeting in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such proxies will be voted FOR the Proposal, and in the discretion of the proxy holders for all other matters that come before the Special Meeting.  The board of directors of the Company does not know of any matters, other than the matters described in the Notice of Special Meeting attached to this Proxy Statement that will come before the Special Meeting.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

●	filing with the Secretary of the Company, at or before the Special Meeting, a written notice of revocation bearing a date later than the date of the proxy;

●	duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Special Meeting; or

●	attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Tauriga Sciences, Inc., 39 Old Ridgebury Road, Danbury, Connecticut 06180, Attention: Secretary.

Other

The proxies are solicited by the board of directors of the Company.  In addition to the use of the mail, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or employees of the Company or persons employed by the Company for the purpose of soliciting proxies.  It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed for expenses incurred therewith.  The cost of solicitation of proxies will be borne by the Company.

The date of this Proxy Statement is May __, 2014.

PROPOSAL

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 1,000,000,000 SHARES TO 1,800,000,000 SHARES

Our Articles of Incorporation currently authorizes 1,000,000,000 shares of Common Stock.

The Board of Directors has unanimously approved and adopted, subject to stockholder approval, an Amendment to our Articles of Incorporation, providing for an increase in the authorized number of shares of Common Stock from 1,000,000,000 to 1,800,000,000 shares.  The following is the text of the proposed amendment to the first paragraph of Article SECOND of the Articles of Incorporation:

FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 1,800,000,000 shares of common stock, $0.001 par value.

As of April 24, 2014, the record date for our special meeting, there were 611,138,711 shares of Common Stock outstanding, held by approximately 1,206 stockholders of record.  Additionally, there are warrants to purchase 175,000,000 shares of our Common Stock that were issued as part of our strategic alliance with Bacterial Robotics, LLC and our merger with Pilus Energy, LLC.

If this Proposal is approved by our stockholders, the Amendment to our Articles of Incorporation will become effective upon the filing of a Articles of Amendment with the Florida Secretary of State, which filing would be expected to take place as soon as practicable following the special meeting.

The Board of Directors believes it is desirable for our Company to have the flexibility to issue additional shares of Common Stock in excess of the amount which is currently authorized without further stockholder action.  The Board believes that the availability of such additional shares will provide our Company with the flexibility to (i) issue Common Stock for possible future financings, stock dividends, acquisitions, repayment of indebtedness or stock option plans, (ii) provide liquidity for funding possible acquisitions or other strategic investments, including projects such as the Company’s potential acquisition of Honeywood, LLC, or (iii) issue Common Stock for other general corporate purposes that may be identified in the future by the Board.   While the Board of Directors continually considers our capital structure and various financing alternatives, the Board has no commitments to issue any additional shares of Common Stock at this time. The Board of Directors will determine whether, when and on what terms the issuance of shares may be warranted in the future in connection with our capital structure and financing needs.

As is the case with the current authorized but unissued shares of Common Stock, the additional shares of Common Stock authorized by this proposed amendment could be issued upon approval by the Board of Directors without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or other rules to which we might be subject.  Under Florida law, stockholders who do not vote for this Proposal are not entitled to appraisal rights with respect to their shares of Common Stock.

The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ voting power.  Our stockholders do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership interest in the Company.

If we issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance would have a dilutive effect on the voting power and could have a dilutive effect on the earnings per share of the Company’s currently outstanding shares of Common Stock.  Additionally, the Company has no current intention of using additional shares of Common Stock as an anti-takeover defense, however, such an issuance could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company (through dilutive offerings or otherwise).

The affirmative vote of holders of fifty percent (50%) of all outstanding shares of Common Stock entitled to vote thereon and present at the meeting assuming quorum is achieved will be required for the approval of the Proposal. Abstentions and broker non-votes will have the effect of a vote against this Proposal.

The Board recommends a vote FOR the Proposal to amend our Articles of Incorporation.

SECURITIES BENEFICIALLY OWNED BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 24, 2014, including:

●	each person or entity who is known by us to own beneficially more than 5% of any class of outstanding voting securities;

●	each named executive officer and each director; and

●	all of our executive officers and directors as a group.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains an address c/o Tauriga Sciences, Inc., 39 Old Ridgebury Road, Danbury, Connecticut 06180.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC.  The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 24, 2014 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

Name	Number of Shares Beneficially Owned		Percentage of Outstanding Common Stock
Non-employee Directors:
Michael Wolff	6,500,000		0.99%
David L. Wolitzky	9,500,000		1.45%

Beneficial owners owning more than 5% of common stock (other than directors and named executive officers):
Bacterial Robotics, LLC (1)	103,917,647	(1)	17.00%

Named Executive Officers:
Dr. Stella M. Sung	21,100,000		3.22%
Seth M. Shaw	14,944,900		2.28%
Ghalia Lahlou	7,100,000		1.08%
All directors and named executive officers as a group (5 persons)	59,144,900		9.02%
____________
(1)
Represents warrants to purchase 103,917,647 shares of our common stock, all of which are currently exercisable.  Bacterial Robotics, LLC, an Ohio limited liability company, has a business address of P.O. Box 30085, Cincinnati, Ohio 45230.  We have been advised that Jason E. Barkeloo is the managing member and Chief Executive Officer of Bacterial Robotics, and that Mr. Barkeloo has sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of all securities owned directly by Bacterial Robotics.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household.  If you would prefer to receive separate copies of a proxy statement either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to Tauriga Sciences, Inc., Attn: Corporate Secretary, 39 Old Ridgebury Road, Danbury, Connecticut 06180, we will provide copies of these materials.

AVAILABILITY OF CERTAIN DOCUMENTS

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to the Investor Relations page of our corporate website at www.crystal-clean.com.  The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to Tauriga Sciences, Inc., Attn:  Corporate Secretary, 39 Old Ridgebury Road, Danbury, Connecticut 06180.  Such information is also available under the Investor Relations section of our website and from the SEC through the SEC website at the address provided above.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THE PROXY STATEMENT, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

OTHER MATTERS

The Board of Directors does not intend to present to the Special Meeting any business other than the item stated in the “Notice of Special Meeting of Stockholders” and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above.  If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

Whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed stamped envelope.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY Tauriga Sciences, Inc.	For	Against	Abstain

SPECIAL MEETING OF STOCKHOLDERS
JUNE 3, 2014
The undersigned hereby appoints Dr. Stella M. Sung, with full power of substitution, as Proxies for the shareholder, to attend the Special Meeting of the Stockholders of Tauriga Sciences, Inc. (the “Company”), to be held at the offices of Nixon Peabody at 555 West Fifth Street, 46th Floor, Los Angeles, California 90013 on June 3, 2014 at 9:00 A.M., Pacific Standard Time, and any adjournments or postponements thereof, and to vote all shares of the common stock of the Company that the shareholder is entitled to vote upon each of the matters referred to in the Proxy and, at their discretion, upon such other matters as may properly come before this meeting. The undersigned hereby revokes any other proxy executed previously for the 2014 Special Meeting of Shareholders.

This Proxy, when properly executed, will be voted in the manner the undersigned shareholder directs on this card. If you sign and return this Proxy but do not specify otherwise, this Proxy will be voted FOR each of the proposals listed on this card. Therefore, to direct a vote FOR each of the proposals, you need not mark any box. Simply sign, date and return this Proxy.

Please be sure to date and sign
this proxy card in the box below

_______________________
Date

________________________________________
Sign above

1.     To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 1,000,000,000 to 1,800,000,000 shares.

2.     To consider and transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
		☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS . THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting, of a Proxy Statement dated May __, 2014.

This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder of record. If no direction is made, this Proxy will be voted FOR all Proposals.

Detach above card, sign, date and mail in postage paid envelope provided.
Tauriga Sciences, Inc.

PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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